Exhibit 99.1

Financial News Release

Advanced Energy Announces First Quarter 2020 Results

•	Q1 revenue was $315.5 million, above the guidance midpoint of $310 million
•	Q1 GAAP EPS from continuing operations was $0.48
•	Q1 Non-GAAP EPS was $0.91, above the guidance midpoint of $0.70

DENVER, Colo., May 6, 2020 - Advanced Energy Industries, Inc. (Nasdaq: AEIS), today announced financial results for the first quarter ended March 31, 2020.

Yuval Wasserman, president and CEO, stated, “In the midst of a global pandemic and constrained economic activity, our team executed well to deliver strong results across all our financial metrics while preserving the health and safety of our employees and meeting our customers’ needs.”

First Quarter Results

Sales were $315.5 million in the first quarter of 2020 compared with $338.3 million in the fourth quarter of 2019 and $140.7 million in the first quarter of 2019.

GAAP net income from continuing operations was $18.4 million or $0.48 per diluted share, compared with $10.5 million or $0.27 per diluted share in the prior quarter, and $15.4 million or $0.40 per diluted share in the first quarter of 2019.

Non-GAAP net income was $34.9 million or $0.91 per diluted share in the first quarter of 2020. This compares with $33.4 million or $0.87 per diluted share in the fourth quarter of 2019, and $22.4 million or $0.58 per diluted share in the first quarter of 2019.

A reconciliation of non-GAAP measures is provided in the tables below.

The company generated $28.9 million of operating cash from continuing operations in the quarter, repurchased approximately 170,000 shares at $42.59 per share for a total of $7.2 million and made debt principal payments of $4.4 million. In addition, the company entered into a SWAP agreement following the end of the quarter to convert 85% of its variable interest rate debt into fixed interest rate debt with a total effective rate of 1.271%(1).

Discontinued Operations

The company’s financial statements for all periods presented reflect results for the continuing precision power business, with the discontinued inverter business included in discontinued operations for all purposes. Further financial detail regarding the amounts related to the discontinued inverter business are available in the company’s 2019 Annual Report on Form 10‑K.

Second Quarter 2020 Guidance

Based on the company’s current view, beliefs and assumptions, guidance for the second quarter of 2020 is within the following ranges.

Q2 2020
Revenues	$315M +/- $30M
GAAP EPS from continuing operations	$0.53 +/- $0.30
Non-GAAP EPS	$0.80 +/- $0.30

Conference Call

Management will host a conference call today, May 6, 2020 at 6:30 a.m. Mountain Time/ 8:30 a.m. Eastern Time to discuss Advanced Energy’s financial results. Domestic callers may access this conference call by dialing 855-232-8958. International callers may access the call by dialing +1 315-625-6980. Participants will need to provide the operator with Conference ID Number 5728869, which has been reserved for this call. A webcast will also be available on the company’s Investor Relations web page at ir.advanced-energy.com.

About Advanced Energy

Advanced Energy (Nasdaq: AEIS) is a global leader in the design and manufacturing of highly engineered, precision power conversion, measurement and control solutions for mission-critical applications and processes. AE’s power solutions enable customer innovation in complex applications for a wide range of industries including semiconductor equipment, industrial, manufacturing, telecommunications, data center computing and healthcare. With engineering know-how and responsive service and support around the globe, the company builds collaborative partnerships to meet technology advances, propel growth for its customers and innovate the future of power. Advanced Energy has devoted more than three decades to perfecting power for its global customers and is headquartered in Denver, Colorado, USA. For more information, visit www.advancedenergy.com.

Advanced Energy | Precision. Power. Performance.

For more information, contact:

Brian Smith

Advanced Energy

(970) 407‑6555

brian.smith@aei.com

(1)	The effective cost of the swap consists of a fixed base rate of 0.521% plus 75 basis points. The 75 basis points could be higher pending the company maintaining certain covenant ratios.

Non-GAAP Measures

This release includes GAAP and non-GAAP income and per-share earnings data and other GAAP and non-GAAP financial information. Advanced Energy’s non-GAAP measures exclude the impact of non-cash related charges such as stock-based compensation and amortization of intangible assets, as well as discontinued operations, and non-recurring items such as acquisition-related costs and restructuring expenses. The non-GAAP measures included in this release are not in accordance with, or an alternative for, similar measures calculated under generally accepted accounting principles and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Advanced Energy believes that these non-GAAP measures provide useful information to management and investors to evaluate business performance without the impacts of certain non-cash charges and other cash charges which are not part of the company’s usual operations. The company uses these non-GAAP measures to assess performance against business objectives, make business decisions, develop budgets, forecast future periods, assess trends and evaluate financial impacts of various scenarios. In addition, management’s incentive plans include these non-GAAP measures as criteria for achievements. Additionally, the company believes that these non-GAAP measures, in combination with its financial results calculated in accordance with GAAP, provide investors with additional perspective. While some of the excluded items may be incurred and reflected in the company’s GAAP financial results in the foreseeable future, the company believes that the items excluded from certain non-GAAP measures do not accurately reflect the underlying performance of its continuing operations for the period in which they are incurred. The use of non-GAAP measures has limitations in that such measures do not reflect all of the amounts associated with the company’s results of operations as determined in accordance with GAAP, and these measures should only be used to evaluate the company’s results of operations in conjunction with the corresponding GAAP measures. Please refer to the Form 8‑K regarding this release furnished today to the Securities and Exchange Commission.

Forward-Looking Statements

The company’s guidance with respect to anticipated financial results for the second quarter ending June 30, 2020, potential future growth and profitability, future business mix, expectations regarding future market trends, future performance within specific markets and other statements herein or made on the above-announced conference call that are not historical information are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Such risks and uncertainties include, but are not limited to: (a) the effects of global macroeconomic conditions upon demand for our products and services; (b) the volatility and cyclicality of the industries the company serves, particularly the semiconductor industry; (c) delays in capital spending by end-users in our served markets; (d) the risks and uncertainties related to the acquisition and integration of Artesyn Embedded Power including the optimization and reduction of our global manufacturing sites; (e) the recent outbreak of Covid-19 and its potential adverse impact on our product manufacturing, research & development, supply chain, services and administrative operations; (f) the accuracy of the company’s estimates related to fulfilling solar inverter product warranty and post-warranty obligations; (g) the company’s ability to realize its plan to avoid additional costs after the solar inverter wind-down; (h) the accuracy of the company’s assumptions on which its financial statement projections are based; (i) the impact of product price changes, which may result from a variety of factors; (j) the timing of orders received from customers; (k) the company’s ability to realize benefits from cost improvement efforts including avoided costs, restructuring plans and inorganic growth; (l) the company’s ability to obtain in a timely manner the materials necessary to manufacture its products; (m) unanticipated changes to management’s estimates, reserves or allowances; (n) changes and adjustments to the tax expense and benefits related to the U.S. tax reform that was enacted in late 2017; and (o) the effects of U.S.

government trade and export restrictions, Chinese retaliatory trade actions, and other governmental action related to tariffs upon the demand for our, and our customers’, products and services and the U.S. economy. These and other risks are described in Advanced Energy’s Form 10‑K, Forms 10‑Q and other reports and statements filed with the Securities and Exchange Commission (the “SEC”). These reports and statements are available on the SEC’s website at www.sec.gov. Copies may also be obtained from Advanced Energy’s investor relations page at ir.advanced-energy.com or by contacting Advanced Energy’s investor relations at 970‑407‑6555. Forward-looking statements are made and based on information available to the company on the date of this press release. Aspirational goals and targets discussed on the conference call or in the presentation materials should not be interpreted in any respect as guidance. The company assumes no obligation to update the information in this press release.

ADVANCED ENERGY INDUSTRIES, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data)

	Three Months Ended
	March 31,		December 31,
	2020	2019	2019
	Unaudited	Unaudited	Unaudited
Sales:
Product	$289,361	$112,112	$311,618
Service	26,095	28,631	26,650
Total sales	315,456	140,743	338,268
Cost of sales:
Product	191,066	60,801	212,526
Service	12,159	14,202	13,447
Total cost of sales	203,225	75,003	225,973
Gross profit	112,231	65,740	112,295
	35.6%	46.7%	33.2%
Operating expenses:
Research and development	34,770	21,289	33,828
Selling, general and administrative	45,991	29,014	49,528
Amortization of intangible assets	5,006	1,973	5,319
Restructuring expense	656	1,673	1,418
Total operating expenses	86,423	53,949	90,093
Operating income	25,808	11,791	22,202
Other income (expense), net	(3,510)	743	(4,843)
Income from continuing operations before income taxes	22,298	12,534	17,359
Provision (benefit) for income taxes	3,900	(2,853)	6,880
Income from continuing operations, net of income taxes	18,398	15,387	10,479
Income (loss) from discontinued operations, net of income taxes	(320)	(9)	(210)
Net income	18,078	15,378	10,269
Income from continuing operations attributable to non-controlling interest	15	8	5
Net income attributable to Advanced Energy Industries, Inc.	$18,063	$15,370	$10,264

Basic weighted-average common shares outstanding	38,358	38,198	38,341
Diluted weighted-average common shares outstanding	38,570	38,426	38,554

Earnings per share attributable to Advanced Energy Industries, Inc:

Continuing operations:
Basic earnings per share	$0.48	$0.40	$0.27
Diluted earnings per share	$0.48	$0.40	$0.27

Discontinued operations:
Basic earnings per share	$(0.01)	$—	$(0.01)
Diluted earnings per share	$(0.01)	$—	$(0.01)

Net income:
Basic earnings per share	$0.47	$0.40	$0.27
Diluted earnings per share	$0.47	$0.40	$0.27

ADVANCED ENERGY INDUSTRIES, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

	March 31,	December 31,
	2020	2019
ASSETS
Current assets:
Cash and cash equivalents	$352,540	$346,441
Marketable securities	2,490	2,614
Accounts and other receivable, net	214,360	246,564
Inventories, net	235,299	230,019
Income taxes receivable	1,245	4,245
Other current assets	55,268	36,825
Current assets of discontinued operations	23	30
Total current assets	861,225	866,738

Property and equipment, net	105,592	108,109
Operating lease right-of-use assets	110,034	105,404

Deposits and other assets	21,544	22,287
Goodwill and intangibles, net	380,628	386,943
Deferred income tax assets	43,258	42,656
Non-current assets of discontinued operations	269	269
Total assets	$1,522,550	$1,532,406

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$167,442	$170,671
Other accrued expenses	99,459	112,935
Current portion of debt	17,500	17,500
Current portion of operating lease liability	18,284	18,312
Current liabilities of discontinued operations	1,089	914
Total current liabilities	303,774	320,332

Long-term debt	317,285	321,527
Non-current liabilities of continuing operations	214,880	212,400
Non-current liabilities of discontinued operations	653	887
Long-term liabilities	532,818	534,814

Total liabilities	836,592	855,146

Advanced Energy stockholders’ equity	685,397	676,714
Noncontrolling interest	561	546
Stockholders’ equity	685,958	677,260
Total liabilities and stockholders’ equity	$1,522,550	$1,532,406

ADVANCED ENERGY INDUSTRIES, INC.

CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS

(in thousands)

	Three Months Ended March 31,
	2020	2019
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$18,078	$15,378
Loss from discontinued operations, net of income taxes	(320)	(9)
Income from continuing operations, net of income taxes	18,398	15,387

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	11,616	4,181
Stock-based compensation expense	3,048	3,199
Provision for deferred income taxes	(1,265)	(649)
Discount on notes receivable	721	—
Net loss on disposal of assets	173	6
Changes in operating assets and liabilities, net of assets acquired	(3,751)	(15,269)
Net cash provided by operating activities from continuing operations	28,940	6,855
Net cash used in operating activities from discontinued operations	(418)	(1,409)
Net cash provided by operating activities	28,522	5,446
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sale of property and equipment	10	—
Issuance of notes receivable	(1,000)	—
Purchases of property and equipment	(6,134)	(2,436)
Net cash used in investing activities from continuing operations	(7,124)	(2,436)
Net cash used in investing activities from discontinued operations	—	—
Net cash used in investing activities	(7,124)	(2,436)
CASH FLOWS FROM FINANCING ACTIVITIES:
Payments on long-term borrowings	(4,375)	—
Purchase and retirement of common stock	(7,248)	—
Net payments related to stock-based award activities	(2,171)	(1,707)
Net cash used in financing activities from continuing operations	(13,794)	(1,707)
Net cash used in financing activities from discontinued operations	—	—
Net cash used in financing activities	(13,794)	(1,707)
EFFECT OF CURRENCY TRANSLATION ON CASH	(1,505)	(566)
INCREASE IN CASH AND CASH EQUIVALENTS	6,099	737
CASH AND CASH EQUIVALENTS, beginning of period	346,441	354,552
CASH AND CASH EQUIVALENTS, end of period	352,540	355,289
Less cash and cash equivalents from discontinued operations	—	4,140
CASH AND CASH EQUIVALENTS FROM CONTINUING OPERATIONS, end of period	$352,540	$351,149

ADVANCED ENERGY INDUSTRIES, INC.

SUPPLEMENTAL INFORMATION (UNAUDITED)

(in thousands)

Net Sales by Product Line	Three Months Ended
	March 31,		December 31,
	2020	2019	2019
Semiconductor Equipment	$133,625	$91,437	$125,108
Industrial & Medical	61,979	49,306	96,736
Data Center Computing	86,183	—	77,940
Telecom & Networking	33,669	—	38,484
Total	$315,456	$140,743	$338,268

Net Sales by Geographic Region	Three Months Ended
	March 31,		December 31,
	2020	2019	2019
North America	$164,331	$58,506	$172,697
Asia	110,975	58,435	117,559
Europe	39,136	23,426	47,264
Other Countries	1,014	376	748
Total	$315,456	$140,743	$338,268

ADVANCED ENERGY INDUSTRIES, INC.

SELECTED OTHER DATA (UNAUDITED)

(in thousands)

Reconciliation of Non-GAAP measure - operating expenses and operating income, excluding certain items	Three Months Ended
	March 31,		December 31,
	2020	2019	2019
Gross profit from continuing operations, as reported	$112,231	$65,740	$112,295
Adjustments to gross profit:
Stock-based compensation	222	233	160
Facility expansion and relocation costs	1,543	170	2,229
Acquisition-related costs	5,141	—	6,784
Non-GAAP gross profit	119,137	66,143	121,468
Non-GAAP gross margin	37.8%	47.0%	35.9%

Operating expenses from continuing operations, as reported	86,423	53,949	90,093
Adjustments:
Amortization of intangible assets	(5,006)	(1,973)	(5,319)
Stock-based compensation	(2,826)	(2,966)	(2,115)
Acquisition-related costs	(2,836)	(1,511)	(2,562)
Facility expansion and relocation costs	(385)	(74)	(651)
Restructuring charges	(656)	(1,673)	(1,418)
Non-GAAP operating expenses	74,714	45,752	78,028
Non-GAAP operating income	$44,423	$20,391	$43,440
Non-GAAP operating margin	14.1%	14.5%	12.8%

Reconciliation of Non-GAAP measure - income excluding certain items	Three Months Ended
	March 31,		December 31,
	2020	2019	2019
Income from continuing operations, less noncontrolling interest, net of income taxes	$18,383	$15,379	$10,474
Adjustments:
Amortization of intangible assets	5,006	1,973	5,319
Acquisition-related costs	7,977	1,511	9,346
Facility expansion and relocation costs	1,928	244	2,879
Restructuring charges	656	1,673	1,418
Central inverter services business sale	—	—	1,067
Tax effect of Non-GAAP adjustments	(1,370)	(851)	1,195
Non-GAAP income, net of income taxes, excluding stock-based compensation	32,580	19,929	31,698
Stock-based compensation, net of taxes	2,363	2,463	1,740
Non-GAAP income, net of income taxes	$34,943	$22,392	$33,438

Reconciliation of Non-GAAP measure - per share earnings excluding certain items	Three Months Ended
	March 31,		December 31,
	2020	2019	2019
Diluted earnings per share from continuing operations, as reported	$0.48	$0.40	$0.27
Add back (subtract):
per share impact of Non-GAAP adjustments, net of tax	0.43	0.18	0.60
Non-GAAP per share earnings	$0.91	$0.58	$0.87

Reconciliation of Q2 2020 Guidance
	Low End	High End

Revenue	$285 million	$345 million

Reconciliation of Non-GAAP earnings per share
GAAP earnings per share	$0.23	$0.83
Stock-based compensation	0.07	0.07
Amortization of intangible assets	0.14	0.14
Restructuring and other	0.10	0.10
Tax effects of excluded items	(0.04)	(0.04)
Non-GAAP earnings per share	$0.50	$1.10